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                                                                EXHIBIT 10.25


                     THIRD AMENDMENT TO CREDIT DOCUMENTS


        This Third Amendment to Credit Documents (this "Amendment") is entered into as of October 27, 1995, by and among CIMCO, INC., a Delaware corporation ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") and MEDICAL MOLDING CORPORATION OF AMERICA, a California corporation ("MMC").


                                   Recitals
                                   --------

        WHEREAS, Borrower and Bank are parties to that certain Credit Agreement, dated as of February 1, 1995, as heretofore amended by that certain First Amendment to Credit Agreement, dated as of June 9, 1995, and as further heretofore amended pursuant to that certain Second Amendment to Credit Agreement and Revolving Line of Credit Note, dated as of August 24, 1995, and as may be further amended from time to time (the "Credit Agreement").

        WHEREAS, pursuant to the terms of the Credit Agreement, Borrower has executed a Revolving Line of Credit Note in favor of Bank, dated as of June 9, 1995 and in the original principal amount of $6,758,500 (as amended from time to time, the "Revolving Note").

        WHEREAS, pursuant to the terms of the Credit Agreement, Borrower has executed a Promissory Note in favor of Bank, dated as of February 1, 1995 and in the original principal amount of $7,500,000 (as amended from time to time, the "Term Note").

        WHEREAS, on or about August 24, 1995, Borrower executed in favor of Bank that certain Promissory Note, dated as of August 24, 1995 and in the original principal amount of $1,800,000 (as amended from time to time, the "Bridge Note").

        WHEREAS, on or about August 24, 1995, Borrower entered into a Pledge Agreement in favor of Bank, dated as of August 24, 1995 (the "Pledge Agreement").

        WHEREAS, on or about October 14, 1994, MMC executed in favor of Bank a Third Party Security Agreement: Rights to Payment and Inventory, dated as of October 14, 1994 (as amended from time to time, the "MMC Rights to Payment Security Agreement"). The MMC Rights to Payment Security Agreement was given to secure obligations of Borrower to Bank.

        WHEREAS, on or about October 14, 1994, MMC executed in favor of Bank a Third Party Security Agreement: Equipment, dated as of October 14, 1994 (as amended from time to time, the "MMC Equipment Security Agreement"). The MMC Equipment Security Agreement was given to secure obligations of Borrower to Bank.

        WHEREAS, Borrower and Bank are parties to that certain Reimbursement Agreement, dated as of September 1, 1993 (as amended from time to time, the "Reimbursement Agreement"). Pursuant to the terms of the Reimbursement Agreement, a



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letter of credit was issued by Bank for the account of Borrower in the stated
amount of $5,735,960.

        WHEREAS, pursuant to the terms of the Reimbursement Agreement, Borrower has executed in favor of Bank a Deed of Trust with Assignment of Rents, dated as of September 1, 1993 and recorded in the Official Records of the Riverside County, California Recorder on September 13, 1993 (the "California Deed of Trust").

        WHEREAS, Borrower and MMC have requested that Bank consent to certain matters and modify or waive certain provisions of the foregoing credit documents, including:

                A. An agreement to extend of the maturity date of the Revolving Note and the Bridge Note;

                B. A waiver of certain financial covenants contained in the Credit Agreement;

                C. A consent to the sale of two parcels of real property owned by Borrower and the release of the lien of the California Deed of Trust on one such parcel;

                D. A consent to the extension of credit and the incurrence of a lease obligation by Borrower in conjunction with the foregoing sale of real property; and

                E. A consent to the sale by MMC of certain assets of MMC and the release of the lien of Bank on such assets.

        WHEREAS, Bank has agreed to certain of Borrower's requests in accordance with the terms and subject to all conditions set forth in this Amendment.

        NOW THEREFORE, the parties hereto agree as follows:

        1. The second sentence of the first full paragraph on page 2 of the Revolving Note is amended to read "The outstanding principal balance of this Note shall be due and payable in full on December 28, 1995."

        2. The "Maturity Date," as defined in the Bridge Note, is amended to be December 28, 1995 instead of November 1, 1995.

        3. Compliance with the financial covenants specified in Section 4.9 of the Credit Agreement is hereby waived by Bank for the period from November 1, 1995 through December 28, 1995 only. For all points of time from and after December 28, 1995, full compliance with such Section 4.9 shall be required as though this waiver had not occurred.

        4. The effectiveness of the modifications and waivers specified in Sections 1, 2 and 3, above, is expressly conditioned upon the due execution of this Amendment by Bank, Borrower, MMC, and Compounding Technology Inc., a California corporation and the delivery to Bank by Borrower of a restructure fee of $12,500. Borrower agrees to pay such a restructure fee to Bank upon the execution of this Amendment by Bank, and such restructure fee is fully earned at such time and is nonfundable.




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        5.  Borrower hereby requests the consent of Bank to the sale by
Borrower to Jack M. Langson, an individual, of certain real property owned by Borrower and located at 13435 Estelle Street, Home Gardens, California. Bank hereby gives its consent to such sale subject to the satisfaction of each of the following conditions:

                a. There shall exist at the time the sale is completed no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or passage of time or both would constitute any such Event of Default.

                b. Bank shall be paid the net cash proceeds to Borrower of such sale directly out of the closing escrow for the sale. Such net cash proceeds shall in no event be less than $518,500 and shall be applied in reduction of outstanding indebtedness of Borrower to Bank, with first application to the outstanding principal balance of the Term Note, in inverse order of payment maturity;

                c. The sale shall in all events be completed, and the payment described in Section 5(b) made, no later than November 15, 1995.

                d. All contractual arrangements between Borrower and the buyer pertaining to the sale of the property, including any lease-back by Borrower of the property sold, shall be subject to the prior review and reasonable approval of Bank.

                e. Borrower shall receive, as partial compensation for the sale, a promissory note (the "Langson Note") from the buyer secured by a first priority trust deed on the property sold. The Langson Note shall be in the principal amount of no less than $555,000 and shall (i) provide for interest at the rate of no less than nine percent (9%) per annum, (ii) provide that outstanding principal is all due and payable on or before July 2, 1996 and (iii) be evidenced by credit documentation subject to the prior review and reasonable approval of Bank. The Langson Note (and associated credit documents and a title insurance policy reasonably acceptable to Bank) shall be delivered to Bank directly out of the sale escrow at the time of the sale closing and shall serve as additional Pledged Collateral pursuant to the terms of the Pledge Agreement. The Langson Note shall be accompanied by a written confirmation by the obligor thereunder to Bank that such obligor will make all principal payments under said Note directly to Bank for application against obligations of Borrower in accordance with terms of the Pledge Agreement. Borrower shall execute and deliver to Bank an appropriate endorsement to the Langson Note at the time of its delivery.

        6. Borrower hereby requests the consent of Bank to the sale by Borrower to Rene Jacober, an individual, of certain real property owned by Borrower consisting of approximately 4.9 acres in Corona, California and further requests the release of Bank's lien on such property at the time of such sale. bank hereby gives its consent to such sale, and agrees to reasonably cooperate in releasing the lien of the California Deed of Trust on such property, subject to the satisfaction of each of the following conditions:

                a. There shall exist at the time the sale is completed no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or passage of time or both would constitute any such Event of Default.




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                b.  Bank shall be paid the net cash proceeds to Borrower of such sale directly out of the closing escrow for the sale. Such net cash proceeds shall in no event be less than $292,500 and shall be applied in reduction of outstanding indebtedness of Borrower to Bank, with first application to the outstanding principal balance of the Term Note, in inverse order of payment maturity.

                c. The sale shall in all events be completed, and the payment described in Section 6(b) made, no later than December 20, 1995.

                d. All contractual arrangements between Borrower and the buyer pertaining to the sale of the property shall be subject to the prior review and reasonable approval of Bank.

                e. Borrower shall receive, as partial compensation for the sale, a promissory note (the "Jacober Note") from the buyer secured by a first priority trust deed on the property sold. The Jacober Note shall be in the principal amount of no less than $325,000 and shall (i) provide for interest at the rate of no less than nine percent (9%) per annum, (ii) provide that principal is payable in twelve (12) equal monthly installments, beginning January 15, 1996 and (iii) be evidenced by credit documentation subject to the prior review and reasonable approval of Bank. The Jacober Note (and associated credit documents and a title insurance policy reasonably acceptable to Bank) shall be delivered to Bank directly out of the sale escrow at the time of the sale closing and shall serve as additional Pledged Collateral pursuant to the terms of the Pledge Agreement. The Jacober Note shall be accompanied by a written confirmation by the obligor thereunder to Bank that such obligor will make all principal payments under said Note directly to Bank for application against obligations of Borrower in accordance with terms of the Pledge Agreement. Borrower shall execute and deliver to Bank an appropriate endorsement to the Jacober Note at the time of its delivery.

        7. Borrower and MMC hereby requests the consent of Bank (pursuant to Section 6(b)(v) of the MMC Rights to Payment Security Agreement and Section 6(b)(vi) of the MMC Equipment Security Agreement) to the sale by MMC to Vital Signs, Inc., a corporation, of certain personal property (along with the assumption of certain liabilities) owned by MMC pertaining to its respiratory care products line and further requests the release of Bank's lien on such property at the time of such sale. Bank hereby gives its consent to such sale, and agrees to reasonably cooperate in releasing its lien on such property, subject to the satisfaction of each of the following conditions:

                a. There shall exist at the time the sale is completed no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or passage of time or both would constitute any such Event of Default.

                b. Bank shall be paid the net cash proceeds to MMC of such sale directly out of the closing escrow for the sale. Such net cash proceeds shall in no event be less than $2,000,000 and shall be applied in reduction of outstanding indebtedness of Borrower to Bank, with first application to the outstanding principal balance of the Term Note, in inverse order of payment maturity.

                c. The sale shall in all events be completed, and the payment described in Section 7(b) made, no later than November 29, 1995.




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                d.  The form and financial condition of the buyer and all
        contractual arrangements between MMC and the buyer pertaining to the sale of the property shall be subject to the prior review and reasonable approval of Bank. In addition, Bank shall have approved in its sole and absolute discretion the assets to be transferred to and the liabilities to be assumed by the buyer in connection with the sale.

        8. The Pledge Agreement is amended by adding a new Section 6.3 thereto, reading as follows:

                "6.3  Distribution Rights Re Pledged Collateral.
                Notwithstanding any provision hereof to the contrary (except as expressly provided in Section 6.2), all collections, payments and recoveries of any nature with respect to the Pledged Collateral, whether before or after any Event of Default, shall be paid directly to Secured Party for application against indebtedness secured hereby in such order and manner as Secured Party shall determine in its sole and absolute discretion. Any and all collections or other amounts received by Grantor with respect to Pledged Collateral, or with respect to any security therefore, shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and shall immediately be paid over to Secured Party for such application in the same form as so received by Grantor (with any necessary endorsements)."

        9. Borrower acknowledges that all costs and expenses of Bank incurred in connection with the negotiation and preparation of this Amendment, or in connection with any document or transaction contemplated herein, are, without limitation, obligations of Borrower pursuant to Section 7.3 of the Credit Agreement.

       10. Except as specifically provided herein, all terms and conditions of the agreements referenced herein remain in full force and effect, without waiver or modification.

       11. Borrower hereby remakes all representations and warranties contained in the credit documents identified herein and reaffirms all covenants set forth therein. Borrower further certifies as of the date of this Amendment, other than is heretofore disclosed in writing to Bank, there exists no Event of Default as defined in the Credit




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Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.

Date:  October 27, 1995

                                       CIMCO, INC., a Delaware corporation


                                       By:          RUSSELL T. GILBERT
                                            -----------------------------------
                                                    Russell T. Gilbert
                                                        President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:             ART BROKX
                                             -----------------------------------
                                                       Art Brokx, VP
                                             -----------------------------------
                                                   Printed Name and Title



                                        MEDICAL MOLDING CORPORATION OF AMERICA,
                                        a California corporation



                                        By:           RUSSELL T. GILBERT
                                             -----------------------------------
                                                      Russell T. Gilbert
                                                          President


                     REAFFIRMATION OF SECURITY AGREEMENTS


        By their execution hereof, Medical Molding Corporation of America, a California corporation and Compounding Technology Inc., a California corporation do hereby consent to all terms and provisions contained in all transactions contemplated by the foregoing





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Amendment and hereby reaffirm that all security agreements and other undertakings heretofore made by them in favor of Bank remain in full force and effect.

Date:  October 27, 1995

                                        MEDICAL MOLDING CORPORATION OF AMERICA,
                                        a California corporation


                                        By:          RUSSELL T. GILBERT
                                             -----------------------------------
                                                     Russell T. Gilbert
                                                         President

                                        COMPOUNDING TECHNOLOGY INC.,
                                        a California corporation


                                        By:          RUSSELL T. GILBERT
                                             -----------------------------------
                                                     Russell T. Gilbert
                                                    Chairman of the Board



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